CABANA TARGET DRAWDOWN 10 ETF
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2025

EXCHANGE-TRADED FUNDS — 99.7%	Shares	Fair Value
Commodity — 8.8%
Pimco Commodity Strategy Active ETF	625,620	$ 16,316,170

Equity — 90.9%
Consumer Staples Select Sector SPDR Fund	114,464	9,040,367
Energy Select Sector SPDR Fund	269,944	23,657,892
Health Care Select Sector SPDR Fund	185,081	27,182,846
Invesco Nasdaq 100 ETF	149,759	32,196,687
iShares Latin America 40 ETF(b)	315,132	7,235,431
iShares Select Dividend ETF(b)	215,654	29,059,377
Technology Select Sector SPDR Fund	44,351	10,236,654
Utilities Select Sector SPDR Fund	260,538	20,290,699
Vanguard Large-Cap ETF	37,550	10,430,264
		169,330,217

Total Exchange-Traded Funds (Cost $173,239,660)		185,646,387

SHORT-TERM INVESTMENT – 2.9%
Invesco Government & Agency Portfolio Institutional Class, 4.33%(a)(c)	5,491,119	5,491,119
Total Shot-Term Investment (Cost $5,491,119)

Total Investments — 102.6% (Cost $178,730,779)		191,137,506

Liabilities in Excess of Other Assets — (2.6)%		(4,875,101)

TOTAL NET ASSETS — 100.0%		$ 186,262,405

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor’s Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of January 31, 2025.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of January 31, 2025 was $5,340,559.
(c)	Security was purchased with cash received as collateral for securities on loan at January 31, 2025. Total collateral had a value of $5,491,119 at January 31, 2025.